SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 2, 1997
                                                (April 18, 1997)
                                                 --------------

                      GLENBOROUGH REALTY TRUST INCORPORATED
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Maryland                         1-14162                        94-3211970
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 State or other                   (Commission                     (IRS Employer
 jurisdiction of                   File Number)                    I.D. Number)
 incorporation)


        400 South El Camino Real, Ste. 1100, San Mateo, California 94402
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                    (Address of principal executive offices)

       Registrant's Telephone number, including area code:(415) 343-9300
                                                           -------------


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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On April 18, 1997, the Company's Operating Partnership acquired a portfolio of eleven properties, aggregating approximately 522,000 square feet (the "E&L Properties") from seven affiliated partnerships whose common general partner is Ellis & Lane, Inc. The total acquisition cost, including capitalized costs, was approximately $22.2 million, which consisted of (i) approximately $12.8 million of mortgage debt assumed, (ii) approximately $6.7 million in the form of approximately 352,000 partnership units in the Operating Partnership (based on an assumed per unit value of $19.075), (iii) approximately $633,000 in the form of approximately 33,000 shares of Common Stock of the Company (based on an assumed per share value of $19.075) to be issued in connection with the acquisition of the management interests relating to the E&L Properties, and (iv) the balance in cash. The cash portion of the acquisition was paid with proceeds from the March 1997 Stock Offering. The E&L Properties consist of one office and ten industrial properties, all located in Southern California.

On April 29, 1997, the Company's Operating Partnership acquired a portfolio of six properties, aggregating approximately 616,000 square feet and 224 multi-family units (the "CIGNA Properties") from two partnerships formed and managed by affiliates of CIGNA. The total acquisition cost, including capitalized costs, was approximately $45.4 million, which was paid entirely in cash from the proceeds of a new $40 million unsecured loan from Wells Fargo Bank and a draw on the existing $50 million Line of Credit. The CIGNA Properties consist of two office properties, two industrial properties, a shopping center and a multi-family property, located in four states.

There is no relationship between any of the sellers listed above and the Company, the Company's Operating Partnership or any affiliated entities of the Company.



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Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)&(b)           FINANCIAL STATEMENTS

                                As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by
                                Item 7 (a) & (b) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, the Company will by amendment to this Form 8-K no later than 60 days after May 2, 1997, file such financial statements.

              (c)               EXHIBITS

                                Purchase agreements related to the acquisition of the CIGNA Properties (*)

                                Amended and Restated Agreement of Limited
                                Partnership of Glenborough Properties, L.P. (*)

(*) To be filed with amendment to this Form 8-K not later than 60 days after the date on which this Current Report on Form 8-K is filed herewith.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      GLENBOROUGH REALTY TRUST INCORPORATED



                                    By: Glenborough Realty Trust Incorporated,




Date: May 2, 1997                      /s/ Andrew Batinovich
                                       Andrew Batinovich
                                       Director, Executive Vice President,
                                       Chief Operating Officer
                                       and Chief Financial Officer
                                       (Principal Financial Officer)



Date: May 2, 1997                      /s/ Terri Garnick
                                       Terri Garnick
                                       Senior Vice President,
                                       Chief Accounting Officer,
                                       Treasurer
                                       (Principal Accounting Officer)



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